SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
|X|   Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14(c)-5(d)(2))
|_|   Definitive Information Statement

                         NEW HARVEST CAPITAL CORPORATION
              (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No Fee Required
|_|   Fee Computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1.    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2.    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4.    Proposed aggregate value of transaction:

--------------------------------------------------------------------------------

5.    Total fee paid:

--------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.
|_| Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.    Amount previously paid:

--------------------------------------------------------------------------------

2.    Form, schedule, or registration statement number:

--------------------------------------------------------------------------------

3.    Filing party:

--------------------------------------------------------------------------------

4.    Date filed:

--------------------------------------------------------------------------------

                         NEW HARVEST CAPITAL CORPORATION
                          101 NE 3RD Avenue, Suite 1220
                         Fort Lauderdale, Florida 33301
                                 December , 2005

To the Holders of Common Stock of New Harvest Capital Corporation:

      New Harvest Capital Corporation, a Delaware corporation (the "Company") obtained a written consent from a stockholder holding a majority of the outstanding shares of voting securities of the Company entitled to vote on the following actions (the "Charter Amendments"), on December ___, 2005:

      1. An amendment to the Certificate of Incorporation of the Company to change its name to Azur Holdings, Inc.

      2. An amendment to the Certificate of Incorporation of the Company to eliminate the liability of directors of the Company for monetary damages for breach of fiduciary duty as a director, with certain exceptions, and to provide indemnification to officers and directors of the Company to the fullest extent permitted under Delaware law.

      The details of the foregoing Charter Amendments and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the above Charter Amendments, which are expected to become effective on or about January _____, 2006.

      The record date for determining the stockholders entitled to notice of the stockholder resolutions regarding the Charter Amendments is December , 2005.

      Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing Charter Amendments. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the foregoing Charter Amendments by less than unanimous written consent of the stockholders of the Company.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                       By Order of the Board of Directors,

                                       /s/ Donald Winfrey
                                       -----------------------------------------
                                       Donald Winfrey
                                       President

                         NEW HARVEST CAPITAL CORPORATION

                              INFORMATION STATEMENT


              CONCERNING CORPORATE CHARTER AMENDMENTS AUTHORIZED BY
               WRITTEN CONSENT OF STOCKHOLDERS OWNING A MAJORITY
             OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

      This Information Statement is being furnished to the stockholders of New Harvest Capital Corporation, a Delaware corporation (the "Company," "we' or "us"), to advise them of the corporate Charter Amendments described herein, which have been authorized by the written consent of a stockholder owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware General Corporation Law ("DGCL").

      The Company's board of directors has determined that the close of business on December ___, 2005 is the record date for the stockholders entitled to notice about the actions authorizing an amendment to the Certificate of Incorporation of the Company to change its name from "New Harvest Capital Corporation" to "Azur Holdings, Inc." and an amendment to the Certificate of Incorporation of the Company to eliminate the liability of directors of the Company for monetary damages for breach of fiduciary duty as a director, with certain exceptions, and to provide indemnification to officers and directors of the Company to the fullest extent permitted under Delaware law. The foregoing actions are referred to herein as the "Charter Amendments."

      Under Section 228 of the DGCL and the Company's Bylaws, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing Charter Amendments. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the foregoing Charter Amendments by less than unanimous written consent of the stockholders of the Company.

      On December __, 2005, Azur International, Inc., a stockholder who was the owner of record of 50,336 shares of the Company's Common Stock, representing approximately 50.4% of the outstanding voting securities of the Company, delivered to the Company a written consent authorizing and approving the Charter Amendments. As such, no vote or further action of the stockholders of the Company is required to approve the Charter Amendments.

      You are hereby being provided with notice of the approval of the Charter Amendments by less than unanimous written consent of the stockholders of the Company. However, under federal law, the Charter Amendments may not become effective until at least twenty (20) days after this Information Statement has first been sent to stockholders.

      The executive offices of the Company are located at 101 N.E. 3rd Avenue, Suite 1220, Fort Lauderdale, Florida 33301, and its telephone number is 954-763-1515.

      This Information Statement will first be mailed to stockholders on or about January , 2006, and is being furnished for informational purposes only.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

      No officer or director or principal stockholder has a substantial or material interest in the favorable outcome of the change of name of the Company, but each officer and director may benefit by the approval of an amendment to the Certificate of Incorporation of the Company to eliminate the liability of directors of the Company for monetary damages for breach of fiduciary duty as a director, with certain exceptions, and to provide indemnification to officers and directors of the Company to the fullest extent permitted under Delaware law.

DISTRIBUTION AND COSTS

      The Company will pay the cost of preparing, printing and sending out this Information Statement, which will be sent to stockholders via regular mail following the filing of a definitive Information Statement with the Securities and Exchange Commission on or after January , 2006. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of written request at the address noted above, the Company will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.

DISSENTERS' RIGHTS OF APPRAISAL

      No action will be taken in connection with the Charter Amendments by the Board of Directors or the voting stockholder for which Delaware law or the Company's Certificate of Incorporation or By-laws provide any right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth certain information as of December ____, 2005, with respect to the ownership of Common Stock by each Director and executive officer of the Company, and each person known by the Company to be the owner of more than five percent of any class of the Company's voting securities.

                                    AMOUNT OF AND NATURE
         NAME AND ADDRESS               OF BENEFICIAL             PERCENTAGE
       OF BENEFICIAL OWNER                OWNERSHIP                OF CLASS
---------------------------------   --------------------          ----------
Donald Goree (1)                                       0                   0
Donald Winfrey (1)                                     0                   0
Albert Lazo (1)                                        0                   0
Azur International, Inc. (1)                      50,336                50.4%
Ruth Shepley                                       5,986                 6.0%
15318 Climbing Branch Drive,
Houston, Texas 77068

----------
(1) The address of such person is 101 NE 3rd Avenue, Fort Lauderdale, Florida 33301.


                                 THE NAME CHANGE

      On December , 2005, the Company's Board of Directors approved an amendment to the Company's Certificate of Incorporation to change the name of the Company from New Harvest Capital Corporation to Azur Holdings, Inc. A copy of the unanimous written consent of directors of the Company approving the amendment is attached hereto as Exhibit A. Azur International, Inc., a Nevada corporation ("Azur Nevada"), currently owns approximately 50.4% of the outstanding common stock of the Company and intends to conduct certain of its future operations through the Company. As a result, management of the Company and Azur Nevada believe that it is in the best interests of the Company and its stockholders that the name of the Company be changed so as to identify the Company with the "Azur" brand. On December , 2005 Azur Nevada delivered to the Company a written consent authorizing the amendment of the Company's Certificate of Incorporation to change its name to Azur Holdings, Inc. A copy of such written consent is attached hereto as Exhibit B. An amendment to the Company's Certificate of Incorporation reflecting the foregoing will be filed with the Secretary of the State of Delaware approximately, but no earlier than, twenty (20) days after this Information Statement has first been sent to stockholders.

              AMENDMENT TO CHARTER TO LIMIT LIABILITY OF DIRECTORS
                          AND PROVIDE INDEMNIFICATION

      On December , 2005 the Company's Board also approved an amendment to the Company's Certificate of Incorporation to add an article which reads as follows:

"No director shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under
Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the Corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102 (b)(7) of the Delaware General Corporation Law, as amended from time to time. The Corporation shall indemnify to the fullest extent permitted by Sections 102 (b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the corporation the power to indemnify."

      The Company is a Delaware corporation. Section 145 of the Delaware General Corporation Law generally provides that a corporation is empowered to indemnify any person who is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the company or is or was serving, at the request of the company, in any of such capacities of another corporation or other enterprise, if such director, officer, employee or agent acted in good faith and in a manner he reasonable believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. This statute describes in detail the right of a Delaware company, such as the Company, to indemnify any such person.

      The effect of the amendment will be to provide significant protection to individuals who serve as directors and officers of the Company and encourage individuals possessing the skills and abilities required by the Company in conducting its business to accept such offices.

      On December , 2005 Azur Nevada delivered to the Company a written consent authorizing the amendment of the Company's Certificate of Incorporation. A written consent has been executed by Azur Nevada, the holders of a majority of the outstanding common stock of the Company, approving the amendment. Copies of the unanimous written consent of the directors of the Company and the written consent of Azur Nevada approving the amendment are attached hereto as Exhibits A and B, respectively. An amendment to the Company's Certificate of Incorporation reflecting the foregoing will be filed with the Secretary of the State of Delaware approximately, but no earlier than, twenty (20) days after this Information Statement has first been sent to stockholders.

                              BOARD RECOMMENDATION

The Board of Directors recommended to Azur Nevada that it approve the Charter Amendments.


By order of the Board of Directors
January    , 2006

/s/ Donald Winfrey
------------------------------------
President

Exhibit A

               UNANIMOUS WRITTEN CONSENT OF BOARD OF DIRECTORS OF
                         NEW HARVEST CAPITAL CORPORATION


THE UNDERSIGNED, constituting all of the Directors of New Harvest Capital Corporation, a Delaware corporation (the "Corporation"), hereby adopt the following resolutions by written consent pursuant to Section 141(f) of the Delaware General Corporation Law, as if duly adopted at a duly called and noticed meeting:

RESOLVED, that the Article 1 of the Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

      "1. The name of the Corporation is Azur Holdings, Inc."; and be it further


RESOLVED, that a new Article 11 of the Certificate of Incorporation of the Corporation be added to read in its entirety as follows:

      "11. No director shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the Corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102 (b)(7) of the Delaware General Corporation Law, as amended from time to time. The Corporation shall indemnify to the fullest extent permitted by Sections 102 (b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the Corporation the power to indemnify."; and be it further

RESOLVED, that the foregoing amendments to the Corporation's Certificate of Incorporation be submitted to the stockholder owning a majority of the outstanding shares of the Corporation for its consideration and approval; and be it further

RESOLVED, that if the majority stockholder of the Corporation approves one or both of the foregoing amendments to the Corporation's Certificate of Incorporation, the proper officers of the Corporation be, and they and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to prepare, file with the Securities and Exchange Commission (the "Commission") and distribute to the stockholders of the Corporation an Information Statement pursuant to Regulation 14C under the Securities Exchange Act of 1934, as amended (the "Information Statement") with respect to the amendment or amendments which are approved, such Information Statement to be in such form as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable, any such determination to be conclusively evidenced by the preparation, filing and distribution by such officers of the Information Statement; and be it further

RESOLVED, that the record date for the (the "Record Date") for determining the stockholders entitled to notice of the stockholder resolutions approving one or both of the amendments to the Certificate of Incorporation be, and it is hereby, fixed as December , 2005; and be it further

RESOLVED, that the proper officers of the Corporation be, and they and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to execute and file with the Delaware Secretary of State an Amendment to the Certificate of Incorporation of the Corporation (the "Amendment") providing for the amendment or amendments approved by the majority stockholder, such Amendment to be in such form as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable, any such determination to be conclusively evidenced by the execution, delivery and filing by such officers of the Amendment; and be it further

RESOLVED, that the proper officers of the Corporation be, and they and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to execute and deliver all such further documents, instruments and agreements, and to do all such further acts and things, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable to effectuate the foregoing resolutions, any such determination to be conclusively evidenced by the execution and delivery by such officers of any such document, instrument or agreement or the doing by them of any such act or thing.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the dates indicated below.

/s/ Donald Goree                    Date:  December ___, 2005
-----------------------------
Chairman of the Board

/s/ Donald Winfrey                  Date:  December ___, 2005
-----------------------------
Director

/s/ Albert Lazo                     Date:  December ___, 2005
------------------------
Director

Exhibit B

                 WRITTEN CONSENT OF THE MAJORITY STOCKHOLDER OF
                         NEW HARVEST CAPITAL CORPORATION

THE UNDERSIGNED, being the holder of 50,336 shares of common stock of New Harvest Capital Corporation, a Delaware corporation (the "Corporation"), constituting approximately 50.4% of the outstanding shares of voting stock of the Corporation, hereby adopts the following resolutions by written consent pursuant to Section 228 of the Delaware General Corporation Law, as if duly adopted at a duly called and noticed meeting:

RESOLVED, that the Article 1 of the Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

      "1. The name of the Corporation is Azur Holdings, Inc."; and be it further


RESOLVED, that a new Article 11 of the Certificate of Incorporation of the Corporation be added to read in its entirety as follows:

      "11. No director shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the Corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102 (b)(7) of the Delaware General Corporation Law, as amended from time to time. The Corporation shall indemnify to the fullest extent permitted by Sections 102 (b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the Corporation the power to indemnify."

IN WITNESS WHEREOF, the undersigned has executed this Written Consent on the _____ day of December, 2005.

AZUR INTERNATIONAL, INC.


By: /s/ Donald Goree
    ------------------------------------
    Chairman and Chief Executive Officer